Exhibit 21

1302318 Ontario Inc.                                                                     Canada
A. Constantinidi & CIA. S.C.                                                             Uruguay
ACE Holding Inc                                                                          British Virgin Islands
Administradora de Inmuebles Fin, S.A. de C.V.                                            Mexico
Admiral Holdings Limited                                                                 England
Admiral Ireland Limited                                                                  Ireland
Admiral Underwriting Agencies (Ireland) Ltd.                                             Ireland
Admiral Underwriting Agencies Limited                                                    England
AFCO Premium Acceptance Inc.                                                             California
AFCO Premium Credit LLC                                                                  Delaware
Affinity Financial Incorporated                                                          Iowa
Affinity Groups Advantage Limited                                                        England
Albert Willcox & Co. of Canada Ltd.                                                      Canada
Aldgate Investments Limited                                                              Bermuda
Aldgate US Investments                                                                   England
Alfram Consultores S.A.C.                                                                Peru
All Asia Sedgwick Insurance Brokers Corporation                                          Philippines
Allied Medical Assurance Services Limited                                                England
Am-Grip, Inc.                                                                            Louisiana
Am-Grip, Inc.                                                                            Texas
American Overseas Management Corporation (Canada)                                        Canada
Andina de Corretaje de Reaseguros Ltda. Ancor                                            Colombia
Antah Sedgwick Insurance Brokers Sdn. Bhd.                                               Malaysia
Anthony Lumsden & Company Limited                                                        England
Anthony Lumsden Group Limited                                                            England
Appleby & Sterling Agency, Inc.                                                          Delaware
APRIMAN, Inc.                                                                            California
Assivalo Comercial E Representacoes Ltda.B                                               Brazil
Assurances Maritimes Eyssautier Malatier Inter SARL                                      France
Assurconseils Cecar & Jutheau                                                            Senegal
Assureur Conseil de Djibouti- FaugSre & Jutheau et Cie SARL                              Djibouti
Astramar S.A.                                                                            France
Australian World Underwriters Pty Ltd.                                                   Australia
Aviation Risk Management Services Limited                                                England
Avongrove Limited                                                                        England
Ayba SA                                                                                  Argentina
B.K. Thomas & Partners (General) Limited                                                 England
B.K. Thomas & Partners Limited                                                           England
Balis & Co., Inc.                                                                        Pennsylvania
Bargheon US LLC                                                                          Delaware
Battersea Arts Centre                                                                    England
Bau Asserkuranz Vermittlungs GmbH                                                        Germany
Beneficios Ltda.                                                                         Colombia
Bennich Reinsurance Management AB                                                        Sweden
Bland Payne (South Aust.) Pty Limited                                                    Australia
Bland Welch & Co Limited                                                                 England
Bland Welch (France) SA                                                                  France
Boistel Eyssautier S.A.                                                                  France
Boistel S.A.                                                                             France
Bonnor Holding A/S                                                                       Denmark
Border Insurance Services, Inc.                                                          California

Bowring (Bermuda) Investments Ltd.                                                       Bermuda
Bowring Marine Limited                                                                   England
Bowring Reinsurance Brokers Limited                                                      England
Bowring Risk Management Limited                                                          England
BRW Insurance & Financial Services Limited                                               Ireland
BRW Insurance Brokers Limited                                                            Ireland
BRW Pensions & Financial Consultants Limited                                             Ireland
Bureau Gogioso Eyssautier S.A.                                                           France
ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.                                Mexico
C.T. Bowring & Co. (Insurance) Limited                                                   England
C.T. Bowring and Associates (Private) Limited                                            Zimbabwe
C.T. Bowring Ireland Limited                                                             Ireland
C.T. Bowring Limited                                                                     England
C.T. Bowring Trading (Holdings) Limited                                                  England
California Insurance Services, Inc.                                                      California
Capatho AB                                                                               Sweden
CarLease Luxembourg SA                                                                   Luxembourg
Carpenter Bowring (UK) Limited                                                           England
Casualty Insurance Company Services, Inc.                                                California
CBH Limited                                                                              England
Cecar Austria                                                                            Austria
Cecar Brasil                                                                             Brazil
Cecar R,assurances                                                                       France
Cecar Tunisie                                                                            Tunisia
Charbonneau, Dulude & Associes (1985) Limitee/Charbonneau,U                              Canada
Cires SARL                                                                               France
Claims, Inc                                                                              Texas
Claro Marsh & McLennan Consultores en Recursos Humanos, Ltda.C                           Chile
Cofast SA                                                                                France
Combined Performance Measurement Services Limited                                        Ireland
Companias DeLima S.A.                                                                    Colombia
Confidentia Life Insurance Agency Ltd.                                                   Israel
Confidentia Marine Insurance Agency (1983) Ltd.                                          Israel
Constantia Personenverscicherungsmakler Gesellschaft m.b.h.                              Austria
Constantinidi Marsh SA                                                                   Uruguay
Consulmercer-Consultores de Gestao, Sociedade Unipessoal, Lda.                           Portugal
Consultores 2020 C.A.                                                                    Venezuela
Consultores en Garantias, S.A. de C.V.                                                   Mexico
Corporate Pensions & Financial Services Limited                                          Scotland
Corporate Resources Group (Holdings) Ltd.                                                British Virgin Islands
Corporate Resources Group (UK) Limited                                                   England
Corporate Risk Limited                                                                   Scotland
Countryside, Inc                                                                         Tennessee
CRG (India) Private Ltd.                                                                 India
CRG (Israel) Ltd.                                                                        Israel
CRG (Singapore) Pte Ltd                                                                  Singapore
CRG (Thailand) Ltd.                                                                      Thailand
CRG A/S                                                                                  Denmark
CRG Finland OY                                                                           Finland
CRG Holdings, Inc.                                                                       Philippines
CRG HR SDN BHD                                                                           Malaysia

CRG Iberica, SL                                                                          Spain
CRG Japan Co. Ltd.                                                                       Japan
CRG Ltd.                                                                                 Hong Kong
CRG S.A.                                                                                 Switzerland
CRG Sverige AB                                                                           Sweden
Crown Court Trust Limited                                                                England
Cruiselook Limited                                                                       England
Crump E&S of California Insurance Services, Inc.                                         California
Crump E&S of Sacramento Insurance Services, Inc.                                         California
Crump E&S of San Francisco Insurance Services, Inc.                                      California
Crump Financial Services, Inc.                                                           Tennessee
Crump Group, Inc.                                                                        Delaware
Crump Insurance Services Northwest, Inc.                                                 Washington
Crump Insurance Services of Atlanta, Inc.                                                Georgia
Crump Insurance Services of Boston, Inc.                                                 Massachusetts
Crump Insurance Services of Colorado, Inc.                                               Colorado
Crump Insurance Services of Florida, Inc.                                                Florida
Crump Insurance Services of Houston, Inc.                                                Texas
Crump Insurance Services of Illinois, Inc.                                               Illinois
Crump Insurance Services of Louisiana, Inc.                                              Louisiana
Crump Insurance Services of Memphis, Inc.                                                Tennessee
Crump Insurance Services of Michigan                                                     Michigan
Crump Insurance Services of Texas, Inc.                                                  Texas
Crump Insurance Services, Inc.                                                           Texas
Crump of New Jersey, Inc.                                                                New Jersey
Crump of New York, Inc.                                                                  New York
Cumberland Brokerage Limited                                                             Bermuda
CVA Consultants, Inc.                                                                    Nevada
D.G. Watt & Associates Ltd.                                                              Canada
Danish Re (Bermuda) Limited                                                              Bermuda
Decision Research Corporation                                                            Massachusetts
DeLima & Cia Ltda.                                                                       Colombia
DeLima Marsh                                                                             Colombia
DeLima Mercer Agencia de Seguros Ltda.                                                   Colombia
DeLima Mercer Consultoria Ltda.                                                          Colombia
Destination Travel Health Plans Inc.                                                     Canada
Deutsche Post Assekuranz Vermittlungs GmbH                                               Germany
Digitsuper Limited                                                                       England
Don A. Harris & Associates, Inc.                                                         Nevada
Dulude & Associates (1985) Limited                                                       Canada
Duncan C. Fraser & Co.                                                                   England
Dupuis, Parizeau, Tremblay, Inc.                                                         Quebec
DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH                                     Germany
E.W. Payne & Co. (Marine) Limited                                                        England
E.W. Payne (U.K.) Limited                                                                England
Elys,es Pr,voyance Gestion                                                               France
Encon Group Inc.                                                                         Canada
Encon Holdings, Inc.                                                                     Texas
Encon Holdings, Inc.                                                                     Canada
Encon Management Services, Inc.                                                          Canada
Encon Reinsurance Managers Inc.                                                          Canada

Encon Title Insurance Managers Inc.                                                      Canada
Encon Underwriting Agency, Inc.                                                          Texas
Encon Underwriting Limited                                                               England
Energie Courtage S.A.                                                                    France
English Pension Trustees Limited                                                         England
Epsilon Insurance Company, Ltd.                                                          Cayman Islands
Espana Cinco, Inc.                                                                       Delaware
Espana Cuatro, Inc.                                                                      Delaware
Espana Dos, Inc.                                                                         Delaware
Espana Ocho, Inc.                                                                        Delaware
Espana Seis, Inc.                                                                        Delaware
Espana Siete, Inc.                                                                       Delaware
Espana Tres, Inc.                                                                        Delaware
Espana Uno, Inc.                                                                         Delaware
Euings (London) Limited                                                                  England
Excess and Treaty Management Corporation                                                 New York
Exmoor Management Company Limited                                                        Bermuda
Eyssautier Flepp Malatier & Pages S.A.                                                   France
Fenchurch Insurance Brokers Pty. Limited                                                 Australia
Fernando Mesquida y Asociados SA                                                         Argentina
Flexifund Limited                                                                        England
FMV - Flughafen Munchen Versicherungsvermittlungsgesellschaft mbH                        Germany
G. E. Freeman Insurance Agency Limited                                                   Canada
Gaelarachas Teoranta                                                                     Ireland
Galbraith & Green, Inc of Ohio                                                           Ohio
Gatier S.A.                                                                              Switzerland
Gem Insurance Company Limited                                                            Bermuda
Gradmann & Holler AG                                                                     Switzerland
Gradmann & Holler GbR                                                                    Germany
Grupo Assistencial De Economia E Financas Tudor S/C Ltda.Br                              Brazil
Guy Bergeron & Associes Inc.                                                             Canada
Guy Carpenter & Cia., S.A.                                                               Spain
Guy Carpenter & Co. Labuan Ltd.                                                          Malaysia
Guy Carpenter & Company (Asia) Limited                                                   Hong Kong
Guy Carpenter & Company (Canada) Limited                                                 Canada
Guy Carpenter & Company (Pty) Limited                                                    South Africa
Guy Carpenter & Company AB                                                               Sweden
Guy Carpenter & Company B.V.                                                             Netherlands
Guy Carpenter & Company GmbH                                                             Germany
Guy Carpenter & Company Limited                                                          England
Guy Carpenter & Company Limited (Ireland)                                                Ireland
Guy Carpenter & Company Peru Corredores de Reaseguros S.A.                               Peru
Guy Carpenter & Company Private Limited                                                  Singapore
Guy Carpenter & Company Pty. Limited                                                     Australia
Guy Carpenter & Company S.r.l.                                                           Italy
Guy Carpenter & Company, Inc.                                                            Delaware
Guy Carpenter & Company, Inc. of Pennsylvania                                            Pennsylvania
Guy Carpenter & Company, Ltda.                                                           Brazil
Guy Carpenter & Company, S.A. (Argentina)                                                Argentina
Guy Carpenter & Company, S.A. (Belgium)                                                  Belgium
Guy Carpenter & Company, S.A. (France)                                                   France

Guy Carpenter Broking, Inc.                                                              Delaware
Guy Carpenter Facultative Pty. Ltd.                                                      Australia
Guy Carpenter Facultatives S.A.                                                          France
Guy Carpenter Insurance Strategy, Inc.                                                   Delaware
Guy Carpenter Reinmex Corredores de Reaseguros Ltda                                      Colombia
Guy Carpenter Reinmex Intermediario de Reaseguros, S.A. De C.V.                          Mexico
Guy Carpenter Reinsurance Brokers Philippines, Inc.                                      Philippines
Hansen International Limited                                                             Delaware
Healthcare Agencies Limited                                                              England
Healthcare Risk Management Services, Inc.                                                Washington
Henry Ward Johnson & Company Insurance Services, Inc.                                    California
Hovertravel Limited                                                                      England
IMC (Turks & Caicos) Limited                                                             Cayman Islands
Incorporated Names Advisers Limited                                                      England
Industrial Risks Protection Consultants                                                  Nigeria
Insbrokers Ltda.                                                                         Uruguay
Insurance Brokers of Nigeria Limited                                                     Nigeria
Insurance Management Services Limited                                                    Ireland
Inter-Ocean Management (Cayman) Limited                                                  Cayman Islands
Inverbys, S.A. de C.V.                                                                   Mexico
Invercol Ltd.                                                                            Bermuda
Inversiones Orquidea, S.A.                                                               Colombia
Invorsa S.A.                                                                             Colombia
IPT Actuarial Services Limited                                                           Ireland
Irish & Maulson Limited                                                                  Ontario
Irish Pension Trustees Limited                                                           Ireland
Irish Pensions Trust Limited                                                             Ireland
Ivoiriennes Assurances Conseil                                                           Ivory Coast
J&H Aviation Plc                                                                         United Kingdom
J&H Benefits Inc.                                                                        Philippines
J&H Global Risk Management Consultancy Limited                                           England
J&H Interests                                                                            New York
J&H Intermediaries (Barbados) Limited                                                    Barbados
J&H Marsh & McLennan (Colombia) Ltda.                                                    Colombia
J&H Marsh & McLennan (UK) Limited                                                        England
J&H Marsh & McLennan Financial Services, Inc.                                            Indiana
J&H Marsh & McLennan Intermediaries of Washington, Inc.                                  Washington
J&H Marsh & McLennan Ireland Limited                                                     Ireland
J&H Marsh & McLennan Kazakhstan LLP                                                      Kazakhstan
J&H Marsh & McLennan Limited (HK)                                                        Hong Kong
J&H Marsh & McLennan Management (UK) Limited                                             England
J&H Marsh & McLennan Management, Inc.                                                    New York
J&H Marsh & McLennan Managment (Barbados) Limited                                        Barbados
J&H Marsh & McLennan Norway A.S.                                                         Norway
J&H Marsh & McLennan Private Client Services, Inc.                                       Delaware
J&H Marsh & McLennan Sigorta ve Reasurans Brokerligi A.S.                                Turkey
J&H UNISON Holdings B.V.                                                                 Netherlands
James Wigham Poland International Limited                                                England
Jay R. Corp.                                                                             New York
JHM Holdings, Inc.                                                                       New York
Johnson & Higgins  (Bermuda) Limited                                                     Bermuda

Johnson & Higgins (Peru) S.A. Corredores De Seguro                                       Peru
Johnson & Higgins (USVI) Ltd.                                                            Virgin Islands
Johnson & Higgins Consulting (Far East) Ltd.                                             Hong Kong
Johnson & Higgins Corretores De Seguros Ltda.                                            Brazil
Johnson & Higgins Holdings Limited                                                       England
Johnson & Higgins Intermediaries (Cayman) Ltd.                                           Cayman Islands
Johnson & Higgins Ireland Limited                                                        Ireland
Johnson & Higgins Limited                                                                England
Johnson & Higgins Managment Services, Ltd.                                               Bermuda
Johnson & Higgins Mediservice - Administradora De Planos De Saude                        Brazil
Johnson & Higgins of (Chile) Limitada                                                    Chile
Johnson & Higgins Securities, Inc.                                                       Montana
Johnson & HIggins Sociadad Anonima                                                       Unknown
Johnson & Higgins UK Limited                                                             England
Johnson & Higgins W.F. Ltd.                                                              Canada
Johnson & Higgins Willis Faber (U.S.A.) Inc.                                             New York
Johnson & Higgins Willis Faber Holdings, Inc.                                            New York
JWP Overseas Holdings Limited                                                            England
Kassman Insurance Brokers Pty Limited                                                    Unknown
Kessler & Co                                                                             Switzerland
Lamarre, Caty, Houle Ltee                                                                Quebec
Le Groupe MDM/McCarthy Inc.\McCarthy Inc.\MDM/McCarthy Group Inc.                        Canada
Leeds Church Institute (Incorporated)                                                    England
Legal & Commercial Insurances Limited                                                    Ireland
Les Conseillers Dpt. Inc.                                                                Canada
Liberty Place Underwriters, Inc.                                                         Delaware
Lippincott & Margulies, Inc.                                                             New York
Llenrup Participaues S.C. Ltda.                                                          Brazil
Lloyd George Insurance Services Limited                                                  England
Lynch Insurance Brokers Limited                                                          Barbados
M&M Insurance Management Canada Ltd.                                                     British Columbia
M&M Vehicle, L.P.                                                                        Delaware
M. A. Gesner of Illinois, Inc.                                                           Illinois
M.B. Fitzpatrick Limited                                                                 Ireland
Mactras (Bermuda) Limited                                                                Bermuda
Marclen Holdings, Inc.                                                                   Delaware
Marclen LLC                                                                              Delaware
Mariners Insurance Agency, Inc.                                                          Massachusetts
Maritime Adjusters, Inc.                                                                 Massachusetts
Marsh & Co. S.p.A.                                                                       Italy
Marsh & McLennan (PNG) Limited                                                           Papua New Guinea
Marsh & McLennan (SA) Pty. Ltd.                                                          Australia
Marsh & McLennan (SASK) Ltd.                                                             Saskatchewan
Marsh & McLennan (Singapore) Pte Ltd                                                     Singapore
Marsh & McLennan (WA) Pty. Ltd.                                                          Australia
Marsh & McLennan Agencies Pty. Ltd.                                                      Australia
Marsh & McLennan Agency, Incorporated                                                    Columbia?
Marsh & McLennan Argentina SA Corredores de Reaseguros                                   Argentina
Marsh & McLennan C&I, GP, Inc.                                                           Delaware
Marsh & McLennan Co. Inc.                                                                Liberia
Marsh & McLennan Companies UK Limited                                                    England

Marsh & McLennan Companies, Inc.                                                         Delaware
Marsh & McLennan Financial Markets, Inc.                                                 Delaware
Marsh & McLennan Finland Oy                                                              Finland
Marsh & McLennan GbR Holdings, Inc.                                                      Delaware
Marsh & McLennan Global Broking (Dublin) Ltd.                                            Ireland
Marsh & McLennan GP I, Inc.                                                              Delaware
Marsh & McLennan GP II, Inc.                                                             Delaware
Marsh & McLennan Holdings GmbH                                                           Germany
Marsh & McLennan Holdings II, Inc.                                                       Delaware
Marsh & McLennan Holdings Limited                                                        England
Marsh & McLennan Holdings, Inc.                                                          Delaware
Marsh & McLennan Limited                                                                 Hong Kong
Marsh & McLennan LP II, Inc.                                                             Delaware
Marsh & McLennan Management Services (Bermuda) Limited                                   Bermuda
Marsh & McLennan Management Services (Dublin) Limited                                    Ireland
Marsh & McLennan Management Services (Guernsey) Limited                                  Guernsey
Marsh & McLennan Nederland B.V.                                                          Netherlands
Marsh & McLennan Pallas Holdings GmbH                                                    Germany
Marsh & McLennan Pallas Holdings, Inc.                                                   Delaware
Marsh & McLennan Properties (Bermuda) Ltd.                                               Bermuda
Marsh & McLennan Properties, Inc.                                                        Delaware
Marsh & McLennan Real Estate Advisors, Inc.                                              Delaware
Marsh & McLennan Risk Capital Holdings, Ltd.                                             Delaware
Marsh & McLennan Securities Corporation                                                  Delaware
Marsh & McLennan Securities Group Limited                                                England
Marsh & McLennan Securities International, Ltd.                                          Bermuda
Marsh & McLennan Services Limited                                                        England
Marsh & McLennan Sweden AB                                                               Sweden
Marsh & McLennan Tech GP II, Inc.                                                        Delaware
Marsh & McLennan, Incorporated                                                           Virgin Islands
Marsh (Bahrain) Co WLL                                                                   Bahrain
Marsh (Charities Fund) Limited                                                           England
Marsh (Hong Kong) Limited                                                                Hong Kong
Marsh (Insurance Brokers) LLP                                                            Kazakhstan
Marsh (Insurance Services) Limited                                                       England
Marsh (Isle of Man) Limited                                                              Isle of Man
Marsh (Jersey) Limited                                                                   Jersey
Marsh (Middle East) Limited                                                              England
Marsh (Namibia) (Proprietary) Limited                                                    Namibia
Marsh (Pty) Limited                                                                      Botswana
Marsh (South Africa) (Proprietary) Limited                                               South Africa
Marsh - Insurance Brokers ZAO                                                            Russia
Marsh A/S                                                                                Denmark
Marsh AG                                                                                 Switzerland
Marsh Argentina SRL                                                                      Argentina
Marsh Asia Pacific Management Pty. Ltd.                                                  Australia
Marsh Austria G.m.b.H.                                                                   Austria
Marsh B.V.                                                                               Netherlands
Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.                      Mexico
Marsh Broker Japan, Inc.                                                                 Japan
Marsh Canada Limited/Marsh Canada Limitee                                                Canada

Marsh Captive Management Services Pty. Ltd.                                              Australia
Marsh CISO Limited                                                                       England
Marsh Claims Management Services (Canada) Limited                                        Canada
Marsh Cobranzas S.A.                                                                     Argentina
Marsh Commercial Insurance Agencies Pty Ltd.                                             Australia
Marsh Conseil S.A.                                                                       France
Marsh Consumer & Program Practices, Inc.                                                 Delaware
Marsh Corporate Services (Barbados) Limited                                              Barbados
Marsh Corporate Services Limited                                                         England
Marsh Corretora de Seguros Ltda.                                                         Brazil
Marsh d.o.o. za posredovanje u osiguranju                                                Croatia
Marsh Eood                                                                               Bulgaria
Marsh Eurofinance BV                                                                     Netherlands
Marsh Europe S.A.                                                                        Belgium
Marsh Financial Insurance Services of Massachusetts, Inc.                                Massachusetts
Marsh Financial Services (Guernsey) Limited                                              Guernsey
Marsh Financial Services International Ltd.                                              Bermuda
Marsh Financial Services Limited                                                         England
Marsh Financial Services Limited (Ireland)                                               Ireland
Marsh Financial Services of Texas, Inc.                                                  Texas
Marsh Financial Services, Inc.                                                           New York
Marsh Forsakringsmaklare AB                                                              Sweden
Marsh Georgia Limited                                                                    England
Marsh Global Broking (Bermuda) Ltd.                                                      Bermuda
Marsh Global Broking GmbH                                                                Germany
Marsh Global Broking, Inc. (Connecticut)                                                 Connecticut
Marsh Global Broking, Inc. (Illinois)                                                    Illinois
Marsh Global Broking, Inc. (Missouri)                                                    Missouri
Marsh Global Broking, Inc. (New Jersey)                                                  New Jersey
Marsh Global Broking, Inc. (Texas)                                                       Texas
Marsh GmbH                                                                               Germany
Marsh Holding AB                                                                         Sweden
Marsh Holdings (Proprietary) Limited                                                     South Africa
Marsh Holdings B.V.                                                                      Netherlands
Marsh Holdings Limited                                                                   England
Marsh Inc.                                                                               Delaware
Marsh Insurance & Investments Corp.                                                      Delaware
Marsh Insurance and Risk Management Consultants Co. Ltd.                                 The People's Republic of China
Marsh Insurance Brokers (Malaysia) Sdn Bhd                                               Malaysia
Marsh Insurance Brokers Limited                                                          England
Marsh Intermediaries of Washington, Inc.                                                 Washington
Marsh Intermediaries, Inc.                                                               New York
Marsh International Broking Holdings Limited                                             England
Marsh International Holdings II, Inc.                                                    Delaware
Marsh International Holdings, Inc.                                                       Delaware
Marsh International Limited                                                              England
Marsh Ireland Holdings Limited                                                           Ireland
Marsh Ireland Limited                                                                    Ireland
Marsh Israel (1999) Ltd.                                                                 Israel
Marsh Israel (Holdings) Ltd.                                                             Israel
Marsh Israel Consultants Ltd.                                                            Israel

Marsh Israel Insurance Agency Ltd.                                                       Israel
Marsh Japan, Inc.                                                                        Japan
Marsh Kft.                                                                               Hungary
Marsh Kindlustusvahenduse AS                                                             Estonia
Marsh Korea, Inc.                                                                        Korea
Marsh Limited                                                                            England
Marsh Limited (Fiji)                                                                     Fiji
Marsh Limited (New Zealand)                                                              New Zealand
Marsh Link Limited                                                                       England
Marsh LLC Insurance Brokers                                                              Greece
Marsh Ltd.                                                                               Wisconsin
Marsh Luxembourg SA                                                                      Luxembourg
Marsh Management (USVI) Ltd.                                                             Virgin Islands
Marsh Management Services (Barbados), Ltd.                                               Barbados
Marsh Management Services (Bermuda) Ltd.                                                 Bermuda
Marsh Management Services (Cayman) Ltd.                                                  Cayman Islands
Marsh Management Services (Dublin) Limited                                               England
Marsh Management Services (Labuan) Limited                                               Malaysia
Marsh Management Services Guernsey Limited                                               Guernsey
Marsh Management Services Inc.                                                           New York
Marsh Management Services Isle of Man Limited                                            Isle of Man
Marsh Management Services Jersey Limited                                                 Jersey
Marsh Management Services Luxembourg SA                                                  Luxembourg
Marsh Management Services Singapore Pte. Ltd.                                            Singapore
Marsh Marine & Energy AB                                                                 Sweden
Marsh Marine & Energy AS                                                                 Norway
Marsh Marine & Energy Limited                                                            England
Marsh Mercer Holdings Australia Pty Ltd                                                  Australia
Marsh Mercer Pension Fund Trustee Limited                                                England
Marsh Norway AS                                                                          Norway
Marsh Oy                                                                                 Finland
Marsh PB Co., Ltd.                                                                       Thailand
Marsh Peru SA Corredores de Seguros                                                      Peru
Marsh Philippines, Inc.                                                                  Philippines
Marsh Privat AIE                                                                         Spain
Marsh Properties & Services Limited                                                      England
Marsh Pty. Ltd.                                                                          Australia
Marsh Risk Consulting B.V.                                                               Netherlands
Marsh Risk Consulting Services S.r.l.                                                    Italy
Marsh S.A. (France)                                                                      France
Marsh S.A. Corredores De Seguros                                                         Chile
Marsh S.A. Mediadores de Seguros                                                         Spain
Marsh S.p.A.                                                                             Italy
Marsh S.R.L.                                                                             Romania
Marsh s.r.o. (Czech Republic)                                                            Czech Republic
Marsh s.r.o. (Slovakia)                                                                  Slovakia
Marsh SA (Argentina)                                                                     Argentina
Marsh SA (Luxembourg)                                                                    Luxembourg
Marsh San Sigorta Ve Reasurans Brokerligi A.S.                                           Turkey
Marsh Services Limited                                                                   England
Marsh Services S.A.                                                                      France

Marsh Singapore Pte Ltd.                                                                 Singapore
Marsh Space Projects Limited                                                             England
Marsh Specialty Operations Limited                                                       England
Marsh Spolka z.o.o.                                                                      Poland
Marsh Treasury Services Limited                                                          England
Marsh Tunisia                                                                            Tunisia
Marsh UK Group Limited                                                                   England
Marsh UK Limited                                                                         England
Marsh Ukraine Limited                                                                    England
Marsh USA (India) Inc.                                                                   Delaware
Marsh USA Agency Inc.                                                                    Texas
Marsh USA Benefits Inc.                                                                  Texas
Marsh USA Inc. (Alabama)                                                                 Alabama
Marsh USA Inc. (Alaska)                                                                  Alaska
Marsh USA Inc. (Arkansas)                                                                Arkansas
Marsh USA Inc. (Connecticut)                                                             Connecticut
Marsh USA Inc. (Delaware)                                                                Delaware
Marsh USA Inc. (Idaho)                                                                   Idaho
Marsh USA Inc. (Illinois)                                                                Illinois
Marsh USA Inc. (Indiana)                                                                 Indiana
Marsh USA Inc. (Kentucky)                                                                Kentucky
Marsh USA Inc. (Louisiana)                                                               Louisiana
Marsh USA Inc. (Massachusetts)                                                           Massachusetts
Marsh USA Inc. (Michigan)                                                                Michigan
Marsh USA Inc. (Mississippi)                                                             Mississippi
Marsh USA Inc. (Nevada)                                                                  Nevada
Marsh USA Inc. (Ohio)                                                                    Ohio
Marsh USA Inc. (Oklahoma)                                                                Oklahoma
Marsh USA Inc. (Pennsylvania)                                                            Pennsylvania
Marsh USA Inc. (Puerto Rico)                                                             Puerto Rico
Marsh USA Inc. (Rhode Island)                                                            Rhode Island
Marsh USA Inc. (Texas)                                                                   Texas
Marsh USA Inc. (Utah)                                                                    Utah
Marsh USA Inc. (Virginia)                                                                Virginia
Marsh USA Inc. (West Virginia)                                                           West Virginia
Marsh USA Risk Services Inc. (Maine)                                                     Maine
Marsh USA, Inc.                                                                          The People's Republic of China
Marsh Venezuela C.A.                                                                     Venezuela
Marsh Vitsan Sigorta Ve Reasurans Brokerligi A.S.                                        Turkey
Marsh, Lda.                                                                              Portugal
Marsh-Assureurs Conseils Tchadiens SARL                                                  Chad
Marsh.                                                                                   Belgium
Marshcan Insurance Brokers Limited                                                       Canada
Matchgrange Holdings Limited                                                             England
Matchgrange Limited                                                                      England
Mathews Mulcahy & Sutherland Limited                                                     Ireland
Matthiessen Assurans AB                                                                  Sweden
Matthiessen Reinsurance Ltd AB                                                           Sweden
Mearbridge LLC                                                                           Delaware
Media Reinsurance Corporation                                                            Barbados
Medisure Affinity Services Limited                                                       England

Medisure Corporate Services Limited                                                      England
Medisure Marketing and Management Limited                                                England
Medisure, Seabury & Smith Limited                                                        England
Mees & Zoonen Argentina SA                                                               Argentina
Members Insurance Club Agency, Inc.                                                      Louisiana
Members Insurance Club Agency, Inc.                                                      Ohio
Mercer AS                                                                                Norway
Mercer Australia Limited                                                                 Australia
Mercer Consulting Group Verwaltungs GmbH                                                 Germany
Mercer Consulting Group, Inc.                                                            Delaware
Mercer Cullen Egan Dell Limited                                                          New Zealand
Mercer Delta Consulting Limited                                                          Canada
Mercer Delta Consulting Limited                                                          England
Mercer Delta Consulting LLC                                                              Delaware
Mercer Delta Consulting SAS                                                              France
Mercer Employee Benefits Oy                                                              Finland
Mercer Human Resource Consulting Limited                                                 England
Mercer Human Resources Consulting GmbH                                                   Austria
Mercer Limited                                                                           England
Mercer Limited                                                                           Ireland
Mercer Management Consulting AG                                                          Switzerland
Mercer Management Consulting GmbH                                                        Germany
Mercer Management Consulting Group GmbH & Co. KG                                         Germany
Mercer Management Consulting Limited                                                     Canada
Mercer Management Consulting S.L.                                                        Spain
Mercer Management Consulting Servicios, S. de R.L. De C.V.                               Mexico
Mercer Management Consulting SNC                                                         France
Mercer Management Consulting, Inc.                                                       Delaware
Mercer Management Consulting, Limited                                                    England
Mercer Management Consulting, Ltd.                                                       Bermuda
Mercer Management Consulting, S. De R.L. De C.V.                                         Mexico
Mercer MW Corretora de Seguros Ltda.                                                     Brazil
Mercer MW Ltda.                                                                          Brazil
Mercer R.H. SARL                                                                         France
Mercer SA                                                                                France
Mercer Trustees Limited                                                                  England
Mercer-Faugere & Jutheau SA                                                              France
Microsafe Limited                                                                        England
MMC Capital C&I GP, Inc.                                                                 Delaware
MMC Capital Tech GP II, Inc.                                                             Delaware
MMC Capital, Inc.                                                                        Delaware
MMC Enterprise Risk (UK) Limited                                                         England
MMC Enterprise Risk Advisors, Inc.                                                       Delaware
MMC Enterprise Risk Consulting (UK) Limited                                              England
MMC Enterprise Risk Consulting Limited                                                   Canada
MMC Enterprise Risk Consulting, Inc.                                                     Delaware
MMC Enterprise Risk Products Limited                                                     England
MMC Enterprise Risk Services Limited                                                     England
MMC Enterprise Risk Services, Inc.                                                       Delaware
MMC Enterprise Risk, Inc.                                                                Delaware
MMC Executive Services, Inc.                                                             Delaware

MMC France                                                                               France
MMC Realty, Inc.                                                                         New York
MMRC LLC                                                                                 Delaware
MMRCH LLC                                                                                Delaware
MMSC Holdings, Inc.                                                                      Delaware
MMSC Risk Advisors, Inc.                                                                 Delaware
Monalsa Assessoria Economico Financiera Ltda                                             Brazil
MPA (International) Limited                                                              England
MPA Superannuation Services Limited                                                      Australia
MPA Superfund Nominees Pty. Limited                                                      Australia
Muir Beddall (Zimbabwe) Limited                                                          Zimbabwe
MVM Versicherungsberatungs Gesellschaft m.b.H.                                           Austria
MVM Versicherungsmakler AG                                                               Switzerland
National Economic Research Associates KK                                                 Japan
National Economic Research Associates, Inc. (California)                                 California
National Economic Research Associates, Inc. (Delaware)                                   Delaware
National Medical Audit                                                                   California
NERA do Brasil Ltda.                                                                     Brazil
NERA S.R.L.                                                                              Italy
NERA UK Limited                                                                          England
Neuburger Noble Lowndes GmbH                                                             Germany
New S.A.                                                                                 Peru
Niu Marsh Limited                                                                        Papua New Guinea
Noble Lowndes Personal Financial Services Limited                                        England
Normandy Reinsurance Company Limited                                                     Bermuda
NV Algemene Verzekering Maatschappij 'de Zee'                                            Netherlands
OCR Ltd.                                                                                 Australia
Omega II Indemnity Company Limited                                                       Ireland
Omega Indemnity (Bermuda) Limited                                                        Bermuda
Omnium d'Assurances Maritimes                                                            France
Organizacion Brockman y Schuh, S.A. de C.V.                                              Mexico
P.I.C. Advisory Services Limited                                                         Ireland
Paladin Reinsurance Corporation                                                          New York
Palamerican Corporation                                                                  Delaware
Pallas Gradmann & Holler do Brasil Corretores de Seguros Ltda.Br                         Brazil
Pan Agora Asset Management, Inc.                                                         Delaware
Panagora Asset Management Limited                                                        England
Panhandle Insurance Agency, Inc.                                                         Texas
Paul Napolitan, Inc.                                                                     Delaware
Payment Protection Services Limited                                                      Ireland
Penguin Investments (Pty) Limited                                                        Botswana
Pension Trustees Limited                                                                 England
Pensioneer Trustees (Leeds) Limited                                                      England
Pensioneer Trustees (London) Limited                                                     England
Pensioneer Trustees Limited                                                              England
Peter Smart Associates Limited                                                           England
PFT Limited                                                                              England
Philadelphia Insurance Management Company                                                Delaware
PI Financial Risk Services (Pty) Limited                                                 South Africa
PII Holdings, Inc.                                                                       Massachusetts
Potomac Insurance Managers, Inc.                                                         Delaware

Pr,voyance Retraite International Management                                             France
Pratte-Morrissette, Inc.                                                                 Canada
Price Forbes Australia Limited                                                           Australia
Price Forbes Limited                                                                     England
PRIESTIM SCI                                                                             France
Professional Risk Consultants (Proprietary) Limited                                      South Africa
Professional Risk Services (Proprietary) Limited                                         South Africa
PT C.R.G.                                                                                Indonesia
PT. Marsh Indonesia                                                                      Indonesia
PT. Peranas Agung                                                                        Indonesia
Putnam Aviation Holdings, LLC                                                            Delaware
Putnam Capital, LLC                                                                      Delaware
Putnam Fiduciary Trust Company                                                           Massachusetts
Putnam Futures  Advisors, Inc.                                                           Massachusetts
Putnam International Advisory Company, S.A.                                              Luxembourg
Putnam International Distributors, Ltd.                                                  Cayman Islands
Putnam Investment Holdings, LLC                                                          Delaware
Putnam Investment Management, LLC                                                        Delaware
Putnam Investments Argentina, S.A.                                                       Argentina
Putnam Investments Inc.                                                                  Ontario
Putnam Investments Limited (Ireland)                                                     Ireland
Putnam Investments Limited (UK)                                                          England
Putnam Investments Securities Co., Ltd.                                                  Japan
Putnam Investments Trust                                                                 Massachusetts
Putnam Investments, LLC                                                                  Delaware
Putnam Investor Services, Inc.                                                           Massachusetts
Putnam Retail Management GP, Inc.                                                        Massachusetts
Putnam Retail Management Limited Partnership                                             Massachusetts
R. Mees & Zoonen Holdings B.V.                                                           Netherlands
R.I.A.S. Insurance Services Limited                                                      Scotland
R.W. Gibbon & Son (Underwriting Agencies) Limited                                        England
Racal Insurance Services Limited                                                         England
RAS Administration Services (Pty) Limited                                                South Africa
Reclaim Consulting Services Limited                                                      England
Reinmex                                                                                  Mexico
Reinmex de Colombia Corredores de Reaseguos, Ltda.                                       Mexico
Reinmex Florida, Inc.                                                                    Florida
Reinsurance and Insurance Management Services Limited                                    Bermuda
Reinsurance Solutions International, L.L.C.                                              United States of America
Reinsurances (Pacific) Ltd.                                                              Fiji
Reitmulders & Partners B.V.                                                              Netherlands
ReSolutions International Limited                                                        England
Resolutions International Limited (Delaware)                                             Delaware
Resource Benefit Associates`                                                             Nigeria
Retach Corporation                                                                       Delaware
RG Serv. Philippines Inc.                                                                Philippines
Rhone Limited                                                                            England
RIC Management Services Ltd.                                                             Ireland
Richard Sparrow and Company (International Non Marine) Limited                           England
Richard Sparrow and Company Limited                                                      England
Richard Sparrow Holdings Limited                                                         England

Rivers Group Limited                                                                     England
RMB-Risk Management Beratungs-GmbH                                                       Germany
Route 413 Associates, Inc.                                                               Pennsylvania
Russell/Mellon Analytical Services (UK) Limited                                          England
Sackville House Limited                                                                  England
SAFCAR Cecar & Jutheau                                                                   Mali
Schatz Insurance Agencies, Inc.                                                          Saskatchewan
SCIB (Bermuda) Limited                                                                   Bermuda
SCMS Administrative Services, Inc.                                                       Illinois
Seabury & Smith Agency, Inc.                                                             Ohio
Seabury & Smith Group Limited                                                            England
Seabury & Smith Limited                                                                  England
Seabury & Smith of Arkansas, Inc.                                                        Arkansas
Seabury & Smith of Georgia, Inc.                                                         Georgia
Seabury & Smith of Idaho, Inc.                                                           Idaho
Seabury & Smith of Illinois, Inc.                                                        Illinois
Seabury & Smith, Inc. (Delaware)                                                         Delaware
Seabury & Smith, Inc. (Indiana)                                                          Indiana
Seabury & Smith, Inc. (Kentucky)                                                         Kentucky
Seabury & Smith, Inc. (Louisiana)                                                        Louisiana
Seabury & Smith, Inc. (Massachusetts)                                                    Massachusetts
Seabury & Smith, Inc. (Michigan)                                                         Michigan
Seabury & Smith, Inc. (Nevada)                                                           Nevada
Seabury & Smith, Inc. (Oklahoma)                                                         Oklahoma
Seabury & Smith, Inc. (Texas)                                                            Texas
Seabury & Smith, Inc. (Virginia)                                                         Virginia
SEDFEMA Insurance Brokers, Inc.                                                          Philippines
Sedgwick (Bermuda) Limited                                                               Bermuda
Sedgwick (Deutschland) GmbH                                                              Germany
Sedgwick (Fiji) Limited                                                                  Fiji
Sedgwick (Holdings) Pty. Limited                                                         Australia
Sedgwick (Isle of Man) Limited                                                           Isle of Man
Sedgwick (Northern Ireland) Limited                                                      England
Sedgwick (PNG) Limited                                                                   Papua New Guinea
Sedgwick Affinity Group Services Limited                                                 England
Sedgwick Africa Holdings (Proprietary) Limited                                           South Africa
Sedgwick Alpha Limited                                                                   England
Sedgwick Analysis Services Limited                                                       England
Sedgwick Asia Pacific Limited                                                            Australia
Sedgwick Asia Pacific Pte Ltd                                                            Singapore
Sedgwick Aviation Limited                                                                England
Sedgwick Azeri Limited                                                                   England
Sedgwick Benefits, Inc.                                                                  Utah
Sedgwick Bergvall Holdings AS                                                            Norway
Sedgwick Bergvall Inc.                                                                   United States of America
Sedgwick Brimex (Guernsey) Limited                                                       Guernsey
Sedgwick Claims Management Services Limited                                              Ireland
Sedgwick Claims Management Services, Inc.                                                Illinois
Sedgwick CMS Holdings, Inc.                                                              Delaware
Sedgwick Computer & Network Service Company Limited                                      England
Sedgwick Construction Asia Limited                                                       Hong Kong

Sedgwick Consulting Group Limited                                                        England
Sedgwick Corporate and Employee Benefits Limited                                         Australia
Sedgwick Corporate Services Limited                                                      Isle of Man
Sedgwick Credit Limited                                                                  England
Sedgwick Delta Limited                                                                   England
Sedgwick Dineen Consulting Group Limited                                                 Ireland
Sedgwick Dineen Employee Benefits Limited                                                Ireland
Sedgwick Dineen Group Limited                                                            Ireland
Sedgwick Dineen Ireland Limited                                                          Ireland
Sedgwick Dineen Limited                                                                  Ireland
Sedgwick Dineen Personal Financial Management Limited                                    Ireland
Sedgwick Dineen Trustees Limited                                                         Ireland
Sedgwick Energy & Marine Limited                                                         England
Sedgwick Energy (Insurance Services) Inc.                                                Texas
Sedgwick Energy Limited                                                                  England
Sedgwick Epsilon Limited                                                                 England
Sedgwick Europe Benefit Consultants BV                                                   Netherlands
Sedgwick Europe Risk Services Limited                                                    England
Sedgwick Europe Risk Solutions Limited                                                   England
Sedgwick Far East Limited                                                                England
Sedgwick Financial Services (Deutschland) GmbH                                           Germany
Sedgwick Financial Services Consulting Division BV                                       Netherlands
Sedgwick Financial Services Limited                                                      England
Sedgwick Financial Services, Inc                                                         Delaware
Sedgwick Forbes Middle East Limited                                                      Jersey
Sedgwick Global Reinsurance Services Limited                                             England
Sedgwick GmbH & Co                                                                       Germany
Sedgwick Group (Australia) Pty. Limited                                                  Australia
Sedgwick Group (Bermuda) Limited                                                         Bermuda
Sedgwick Group (Netherlands) BV                                                          Netherlands
Sedgwick Group (Zimbabwe) Limited                                                        Zimbabwe
Sedgwick Group Limited                                                                   England
Sedgwick Group Nominees Limited                                                          England
Sedgwick Group Pension Scheme Trustee Limited                                            England
Sedgwick Holding A/S                                                                     Denmark
Sedgwick Holdings (Private) Limited                                                      Zimbabwe
Sedgwick Hung Kai Insurance & Risk Management Consultants Limited                        Hong Kong
Sedgwick Inc. (New York)                                                                 New York
Sedgwick Insurance Agencies Pty Limited                                                  Australia
Sedgwick Insurance Brokers (Private) Limited                                             Zimbabwe
Sedgwick Internationaal BV                                                               Netherlands
Sedgwick International Broking Services Limited                                          England
Sedgwick International Marketing Services Inc                                            Delaware
Sedgwick International Risk Management, Inc.                                             Delaware
Sedgwick Investment Services Limited                                                     England
Sedgwick Investments, Inc.                                                               Delaware
Sedgwick James of Puerto Rico, Inc.                                                      Puerto Rico
Sedgwick Japan Limited                                                                   England
Sedgwick Kassman Limited                                                                 Papua New Guinea
Sedgwick Kazakhstan Limited                                                              England
Sedgwick Kenya Insurance Brokers Limited                                                 Kenya

Sedgwick Lamda Limited                                                                   England
Sedgwick Lane Financial L.L.C.                                                           United States of America
Sedgwick Lark Limited                                                                    England
Sedgwick Life and Benefits, Inc.                                                         Texas
Sedgwick Limited                                                                         England
Sedgwick Ltd.                                                                            Australia
Sedgwick Ltd.                                                                            Taiwan
Sedgwick Management Services (Antigua) Limited                                           Antigua
Sedgwick Management Services (Barbados) Limited                                          Barbados
Sedgwick Management Services (Bermuda) Limited                                           Bermuda
Sedgwick Management Services (Cayman) Limited                                            Cayman Islands
Sedgwick Management Services (Guernsey) Limited                                          Guernsey
Sedgwick Management Services (Ireland) Limited                                           Ireland
Sedgwick Management Services (Isle of Man) Limited                                       Isle of Man
Sedgwick Management Services (London) Limited                                            England
Sedgwick Management Services (Private) Limited                                           Zimbabwe
Sedgwick Management Services (Singapore) Pte Limited                                     Singapore
Sedgwick Management Services (U.S.) Ltd.                                                 Vermont
Sedgwick Managing General Agency, Inc.                                                   Texas
Sedgwick Noble Lowndes (Europe) Limited                                                  England
Sedgwick Noble Lowndes (NZ) Ltd.                                                         New Zealand
Sedgwick Noble Lowndes (PNG) Limited                                                     Papua New Guinea
Sedgwick Noble Lowndes (UK) Limited                                                      England
Sedgwick Noble Lowndes Actuarial Limited                                                 Australia
Sedgwick Noble Lowndes Asia Pacific Limited                                              Australia
Sedgwick Noble Lowndes B.V.                                                              Netherlands
Sedgwick Noble Lowndes Conseil SA                                                        France
Sedgwick Noble Lowndes Financial Planning Limited                                        Australia
Sedgwick Noble Lowndes GmbH                                                              Germany
Sedgwick Noble Lowndes Group Limited                                                     England
Sedgwick Noble Lowndes Insurance Division BV                                             Netherlands
Sedgwick Noble Lowndes Limited                                                           England
Sedgwick Noble Lowndes Limited                                                           Hong Kong
Sedgwick Noble Lowndes Limited (Ireland)                                                 Ireland
Sedgwick Noble Lowndes North America, Inc.                                               Delaware
Sedgwick Noble Lowndes Trusteeship Services Limited                                      Australia
Sedgwick Northern Ireland Limited                                                        Northern Ireland
Sedgwick Northern Ireland Risk Services Limited                                          Northern Ireland
Sedgwick of New Orleans, Inc.                                                            Louisiana
Sedgwick Omega Limited                                                                   England
Sedgwick OS Limited                                                                      England
Sedgwick Overseas Group Limited                                                          England
Sedgwick Overseas Investments Limited                                                    England
Sedgwick Overseas Limited                                                                England
Sedgwick Oy                                                                              Finland
Sedgwick Parekh Health Management (Private) Limited                                      India
Sedgwick Professional Services Limited                                                   New Zealand
Sedgwick Pte Ltd                                                                         Singapore
Sedgwick Re Asia Pacific (Consultants) Private Limited                                   Singapore
Sedgwick Re Asia Pacific Limited                                                         Australia
Sedgwick Re Holdings, Inc.                                                               United States of America

Sedgwick Reinsurance Brokers Limited                                                     England
Sedgwick Risk Consulting Limited                                                         Ireland
Sedgwick Risk Management and Consultancy (Private) Limited                               Zimbabwe
Sedgwick Risk Services AB                                                                Sweden
Sedgwick Russia Limited                                                                  England
Sedgwick S.A.                                                                            France
Sedgwick Slovakia a.s.                                                                   Slovakia
Sedgwick Special Risks Limited                                                           England
Sedgwick Superannuation Pty Limited                                                      Australia
Sedgwick Sweden Aktiebolag                                                               Sweden
Sedgwick Theta Limited                                                                   England
Sedgwick Trustees Limited                                                                England
Sedgwick Turkey Limited                                                                  England
Sedgwick UK Risk Services Limited                                                        England
Sedgwick Ulster Pension Trustees Limited                                                 Northern Ireland
Sedgwick Venezuela Corredores de Reaseguros, C.A.                                        Venezuela
Sedgwick Verwaltungs-GmbH                                                                Germany
Sellon Associates, Inc.                                                                  New York
Sepakat James Insurance Brokers Sdn Bhd                                                  Malaysia
Sersur                                                                                   Brazil
Settlement Trustees Limited                                                              England
SG Services Limited                                                                      England
Shariffuddin-Sedgwick (B) Sdn Bhd                                                        Brunei Darussalam
SIMS Nominees Limited                                                                    England
Smith-Sternau Organization, Inc.                                                         Delaware
SNC P. Deleplanque                                                                       France
SOC Group Plc                                                                            England
Bargheon US LLC                                                                          Delaware
Societe Conseil Mercer Limitee                                                           Canada
Societe d'Assurances et de Participations Guian S.A.                                     France
Societe d'Etude et de Gestion et de Conseil en Assurance SA                              Senegal
Societe Internationale de Courtage d'Assurances et de Reassurances Cecar
 & Jutheau                                                                               Burkina Faso
Sogescor SARL                                                                            France
Southampton Place Trustee Company Limited                                                England
Southern Marine & Aviation Underwriters, Inc.                                            Louisiana
Southern Marine & Aviation, Inc.                                                         Louisiana
Sovlink-American Corporation                                                             United States of America
Stephen F. Beard, Inc.                                                                   Puerto Rico
Sudzucker Versicherungs-Vermittlungs GmbH                                                Germany
Sumitomo Marine Claims Services (Europe) Limited                                         England
Sundance B.V.                                                                            Netherlands
Superfund Nominees Pty. Ltd.                                                             Australia
Syndicate and Corporate Management Services Inc.                                         Delaware
Syndicate and Corporate Management Services Limited                                      Bermuda
T.I.E. Systems Limited                                                                   England
Tagwin Limited                                                                           England
Technical Insurance Management Services Pty Limited                                      Australia
Terra Nova (Bermuda) Holdings Ltd.                                                       Bermuda
TH Lee Putnam Equity Managers Trust                                                      Massachusetts
The ARC Group LLC                                                                        Delaware

The Carpenter Management Corporation                                                     Delaware
The Financial & Insurance Advice Centre Limited                                          England
The Green (Meredith Close) Maintenance Limited                                           England
The International Employer Limited                                                       England
The Marsh Centre Limited                                                                 England
The Pensions Management Institute                                                        England
The Putnam Advisory Company, LLC                                                         Delaware
The Schinnerer Group, Inc.                                                               Delaware
The Sedgwick Information Exchange Limited                                                England
The Sumitomo Marine & Fire Insurance Company (Europe) Limited                            England
Tobelan S.A.                                                                             Uruguay
Tower Hill Holdings B.V.                                                                 Netherlands
Tower Hill Limited                                                                       England
Tower Hill Property Company Limited                                                      England
Tower Place Developments Limited                                                         England
Tower Place Holdings Limited                                                             England
Transbrasil Ltda.                                                                        Brazil
Transglobe (Guernsey) Limited                                                            Guernsey
Transglobe Management (Bermuda) Ltd.                                                     Bermuda
Travelgold Mexico, S.A. de C.V.                                                          Mexico
Triad Services, Inc.                                                                     Delaware
Triad Underwriting Management Agency, Inc.                                               Delaware
Troika Insurance Company Limited                                                         England
Tudor, Marsh & McLennan Corretores de Seguros Ltda.                                      Brazil
Turf Insurance, Inc.                                                                     United States of America
UABDB Marsh Lietuva                                                                      Lithuania
UBM Consulting France International Management ConsultantsFr                             France
UBM Consultoria Internacional S/C Ltda.                                                  Brazil
Ulster Insurance Services Limited                                                        Northern Ireland
Uniservice Insurance Service Limited                                                     Bermuda
Unison Insurance Services Limited                                                        England
Unison Management (Bermuda) Ltd.                                                         Bermuda
Unison Management (Dublin) Limited                                                       Ireland
Unison Management (Finland) Oy                                                           Finland
Unison Management (Scandinavia) AB                                                       Sweden
Unison n.v./s.a.                                                                         Belgium
Unused Subsidiary, Inc.                                                                  New York
Unused Subsidiary, Inc.                                                                  Texas
Van Vugt & Beukers B.V.                                                                  Netherlands
Versicherungs-Vermittlungsgesellschaft fur die Energieversorgung
  Baden-Wurttemberg mbH                                                                  Germany
VIC Corporation                                                                          Maine
Victor O. Schinnerer & Company Ltd.                                                      England
Victor O. Schinnerer & Company, Inc.                                                     Delaware
Victor O. Schinnerer & Company, Inc.                                                     Ohio
Victor O. Schinnerer of Illinois, Inc.                                                   Illinois
Victoria Hall Company Limited                                                            Bermuda
VW Versicherungsvermittlungs-GmbH                                                        Germany
W.M. Mercer Human Resources Inc.                                                         Philippines
Warren F. Kimball & Company Inc.                                                         United States of America
White Kennett Limited                                                                    England

Wigham Poland (Hellas) Limited                                                           Greece
Wigham Poland Australia Pty. Limited                                                     Australia
Wigham Poland Aviation Limited                                                           England
Wigham Poland Limited                                                                    England
Wigham Poland Reinsurance Brokers Hellas Limited                                         Greece
Wigham Poland Reinsurance Brokers Limited                                                England
Willcox Johnson & Higgins Limited                                                        England
Willcox, Barringer & Co. (California) Inc.                                               California
William M Mercer GmbH                                                                    Germany
William M. Mercer (Aust) Limited                                                         Australia
William M. Mercer (India) Pvt Ltd.                                                       India
William M. Mercer (Isle of Man) Limited                                                  Isle of Man
William M. Mercer (Malaysia) Sdn. Bhd.                                                   Malaysia
William M. Mercer (NZ) Limited                                                           New Zealand
William M. Mercer (S) Pte. Ltd.                                                          Singapore
William M. Mercer (Thailand) Ltd.                                                        Thailand
William M. Mercer A.B.                                                                   Sweden
William M. Mercer A/S                                                                    Denmark
William M. Mercer Agente de Seguros S.A. de C.V.                                         Mexico
William M. Mercer Broking (Taiwan) Ltd.                                                  Taiwan
William M. Mercer CA                                                                     Venezuela
William M. Mercer Claro Corredores de Seguros Ltda.                                      Chile
William M. Mercer Comercio Consultoria e Servicos Ltda.                                  Brazil
William M. Mercer Companies LLC                                                          Delaware
William M. Mercer Consulting (Taiwan) Ltd.                                               Taiwan
William M. Mercer Consultoria Ltda.                                                      Brazil
William M. Mercer Cullen Egan Dell Limited                                               Australia
William M. Mercer Fraser (Irish Pensioneer Trustees) Limited                             Ireland
William M. Mercer Fraser Limited                                                         England
William M. Mercer Holdings Canada, Inc.                                                  Delaware
William M. Mercer Holdings, Inc.                                                         Delaware
William M. Mercer Investment Consulting, Inc.                                            Kentucky
William M. Mercer Kft.                                                                   Hungary
William M. Mercer Korea Co. Ltd.                                                         Korea
William M. Mercer Lda.                                                                   Portugal
William M. Mercer Limitada                                                               Brazil
William M. Mercer Limitada (Chile)                                                       Chile
William M. Mercer Limited                                                                England
William M. Mercer Limited (Canada)                                                       Canada
William M. Mercer Limited (Hong Kong)                                                    Hong Kong
William M. Mercer Limited (NZ)                                                           New Zealand
William M. Mercer Limited of Japan                                                       Japan
William M. Mercer Nominees Limited                                                       Australia
William M. Mercer of Indiana, Incorporated                                               Indiana
William M. Mercer of Kentucky, Inc.                                                      Kentucky
William M. Mercer of Michigan, Incorporated                                              Michigan
William M. Mercer of Texas, Inc.                                                         Texas
William M. Mercer of Virginia, Incorporated                                              Virginia
William M. Mercer OY                                                                     Finland
William M. Mercer Philippines, Incorporated                                              Philippines
William M. Mercer Pty. Ltd.                                                              Australia


William M. Mercer Retirement Plan Pty. Ltd.                                              Australia
William M. Mercer S.A. (Belgium)                                                         Belgium
William M. Mercer S.A. (France)                                                          France
William M. Mercer S.A. Asesores de Seguros                                               Argentina
William M. Mercer S.A. De C.V.                                                           Mexico
William M. Mercer Securities Corp.                                                       Delaware
William M. Mercer Services B.V.                                                          Netherlands
William M. Mercer Sociedad Anonima                                                       Argentina
William M. Mercer SP. Z.O.O.                                                             Poland
William M. Mercer Srl                                                                    Italy
William M. Mercer Tax Agents Pty Limited                                                 Australia
William M. Mercer Ten Pas B.V.                                                           Netherlands
William M. Mercer Zainal Fraser Sdn. Bhd.M                                               Malaysia
William M. Mercer, Incorporated (Delaware)                                               Delaware
William M. Mercer, Incorporated (Louisiana)                                              Louisiana
William M. Mercer, Incorporated (Massachusetts)                                          Massachusetts
William M. Mercer, Incorporated (Nevada)                                                 Nevada
William M. Mercer, Incorporated (Ohio)                                                   Ohio
William M. Mercer, Incorporated (Oklahoma)                                               Oklahoma
William M. Mercer, Incorporated (Puerto Rico)                                            Puerto Rico
William M. Mercer, S.A.                                                                  Switzerland
William M. Mercer, S.A.                                                                  Belgium
William M. Mercer-Faugere & Jutheau (S.A.R.L.)                                           France
William M. Mercer-MPA Limited                                                            Hong Kong
Wilson McBride, Inc.                                                                     Ohio
Winchester Bowring Limited                                                               England
WMM Haneveld Investment Consulting B.V.N                                                 Netherlands
WMM Services, Inc.                                                                       Delaware
World Insurance Network Limited                                                          Unknown
Worldwide Energy Insurance Services, Inc.                                                Unknown
Yarmouth Insurance Limited                                                               Bermuda